                                                                   EXHIBIT 10.40



                      SECOND AMENDMENT TO CREDIT AGREEMENT

                         dated as of September 25, 1998,

                                      among

                               INGRAM MICRO INC.,
                  INGRAM EUROPEAN COORDINATION CENTER N.V., and
                           INGRAM MICRO INC. (CANADA),
                        as Borrowers and Guarantors, and

                         CERTAIN FINANCIAL INSTITUTIONS,
                        as the Relevant Required Lenders





                         amending the US $1,000,000,000

                                CREDIT AGREEMENT

                          dated as of October 30, 1996,

                                   also among

                         CERTAIN FINANCIAL INSTITUTIONS,
                                 as the Lenders,

                                NATIONSBANK, N.A.
       (successor in interest by merger with NationsBank of Texas, N.A.), as Administrative Agent for the Lenders,

                            THE BANK OF NOVA SCOTIA,
                     as Documentation Agent for the Lenders,

                                       and

                            THE CHASE MANHATTAN BANK,
          DG BANK DEUTSCHE GENOSSENSCHAFTSBANK, CAYMAN ISLANDS BRANCH,
                       THE FIRST NATIONAL BANK OF CHICAGO,
           THE INDUSTRIAL BANK OF JAPAN, LIMITED, ATLANTA AGENCY, and
                              ROYAL BANK OF CANADA,
                                as the Co-Agents




                      PREPARED BY HAYNES AND BOONE, L.L.P.

                      SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS DOCUMENT is entered into as of September 25, 1998, among:

         INGRAM MICRO INC., a corporation organized and existing under the laws of the State of Delaware, United States of America ("MICRO");

         INGRAM EUROPEAN COORDINATION CENTER, N.V., a company organized and existing under the laws of The Kingdom of Belgium ("COORDINATION CENTER"), and INGRAM MICRO INC., a corporation organized and existing under the laws of the Province of Ontario, Canada ("MICRO CANADA"), both of which are collectively the "SUPPLEMENTAL BORROWERS"; and

         The financial institutions executing this document as Lenders (the "RELEVANT REQUIRED LENDERS").

                 (see PARAGRAPH 1 below regarding defined terms)

         This document is being executed and delivered to amend certain provisions of the Credit Agreement (as renewed, extended, amended, or supplemented, the "CREDIT AGREEMENT") dated as of October 30, 1996, among (a) Micro; (b) the Supplemental Borrowers; (c) Ingram Micro Singapore Pte Ltd., a corporation organized and existing under the laws of Singapore ("MICRO SINGAPORE"); (d) certain Lenders (which includes the Relevant Required Lenders);
(e) NationsBank, N.A. (successor in interest by merger with NationsBank of Texas, N.A., "NATIONSBANK"), as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), and The Bank of Nova Scotia ("SCOTIABANK"), as documentation agent for the Lenders (in such capacity, the "DOCUMENTATION AGENT"), both of which are collectively the "AGENTS"; and (f) The Chase Manhattan Bank; DG Bank Deutsche Genossenschaftsbank, Cayman Island Branch; The First National Bank of Chicago; The Industrial Bank of Japan, Limited, Atlanta Agency; and Royal Bank of Canada, as co-agents (collectively in such capacity, the "CO-AGENTS"). Effective December 22, 1997, Micro Singapore ceased to be a Subsidiary of Micro, and effective January 15, 1998, in accordance with SECTION 11.16 of the Credit Agreement, Micro Singapore ceased to be a Supplemental Borrower and Guarantor under the Credit Agreement.

         The Relevant Required Lenders have agreed, upon and subject to the terms and conditions of this document, to amend the terms of the Credit Agreement as provided below.

         ACCORDINGLY, for adequate and sufficient consideration, the Borrowers and the Relevant Required Lenders agree as follows:

I. TERMS AND REFERENCES. Unless otherwise stated in this document, terms defined in the Credit Agreement have the same meanings when used in this document, and references to "ARTICLES," "SECTIONS," "Schedules," and "EXHIBITS" are to the Credit Agreement's articles, sections, schedules, and exhibits

I. AMENDMENTS. Subject to PARAGRAPH 3 below but otherwise effective as of the date of this document, the Credit Agreement is amended as follows:

         A. SECTION 1.1 is amended by adding or entirely amending, as the case may be, the following defined terms in alphabetical order with all other defined terms in that section:

                           "ACQUIRED EXISTING DEBT AND LIENS" means, for a
                  period of 90 days following the acquisition or merger of a Person by or into Micro or any of its Subsidiaries or the acquisition of a business unit of a Person or the assets of a

                  Person or business unit of a Person by Micro or any of its Subsidiaries, the Indebtedness and Liens of that Person or business unit that (a) were not incurred in connection with that acquisition or merger and do not constitute any refinancing of Indebtedness so incurred and (b) were in existence at the time of that acquisition or merger.

                           "ADDITIONAL PERMITTED LIENS" means, as of any date
                  (a) Liens securing Indebtedness and not described in CLAUSES
                  (a) through (L) of SECTION 8.2.2, but only to the extent that
                  (i) the Amount of Additional Liens on that date does not exceed twenty percent (20%) of Consolidated Tangible Net Worth on that date and (ii) Borrowers are otherwise in compliance with SECTION 8.2.1(b), and (b) Liens constituting Acquired Existing Debt and Liens on that date.

                           "FOREIGN SUBSIDIARY" means any Subsidiary that is not
                  domiciled in the United States.

                           "MICRO SINGAPORE" is defined in the preamble but is
                  no longer party to any Loan Document.

                           "SENIOR CONSOLIDATED FUNDED DEBT" means, as of any
                  date of determination, the total of all Consolidated Funded Debt of Micro and its Consolidated Subsidiaries outstanding on such date that ranks PARI PASSU with the Obligations.

         B. The definition of "Material Asset Acquisition" in SECTION 1.1 is amended to add the words "or 8.2.9(d)" at the end of it.

         C. In the definition of "Total Indebtedness of Subsidiaries" in SECTION
1.1 (i) the word "and" before CLAUSE (b) is replaced with a comma and (ii) a new CLAUSE (c) is added as follows:

                  , and (c) any Indebtedness under any Loan Document (as defined in this Agreement, the Canadian Credit Agreement, and the European Credit Agreement).

         D. SECTION 1.1 is amended by entirely deleting the definitions of the terms "Consolidated Current Assets," "Consolidated Current Liabilities," and "Consolidated Current Ratio".

         E. SECTION 6.3.3 is amended by adding the parenthetical "(OTHER THAN a Foreign Subsidiary)" after the 18th and 19th words "Material Subsidiary" in that section.

         F. A new SECTION 7.18 is added as follows:

                           SECTION 7.18 YEAR 2000. Micro believes that its
                  computer applications that are material to its business and operations will be able to perform properly date-sensitive functions for all dates on and after January 1, 2000, EXCEPT to the extent that a failure to do so would not reasonably be expected to have a Material Adverse Effect.

         G. SECTION 8.1.10 is amended by (i) adding the parenthetical "(OTHER THAN Foreign Subsidiaries)" after the 9th word "Subsidiaries" in CLAUSE (b) of that section, and (ii) entirely amending the third parenthetical in the second sentence of that section as follows:

                  (at least to the extent of the form of Additional Guaranty attached as EXHIBIT J)

         H. SECTION 8.2.1(b) is entirely amended as follows:


                                                                SECOND AMENDMENT

                           (b) Micro will not at the end of any Fiscal Period
                  permit (i) Total Indebtedness of Subsidiaries (OTHER THAN Indebtedness of any Guarantor and Indebtedness constituting Acquired Existing Debt and Liens) to exceed twenty percent (20%) of Consolidated Tangible Net Worth, or (ii) SECTION 8.2.2(m) to be violated.

         I.       SECTIONS 8.2.2(k) and (l) are entirely amended as follows:

                           (k) Liens of the nature referred to in CLAUSE (b) of
                  the definition of the term "LIEN" and granted to a purchaser or any assignee of such purchaser which has financed the relevant purchase of Trade Accounts Receivable of any Borrower or any of their respective subsidiaries and Liens on any related property that would ordinarily be subject to a Lien in connection therewith such as proceeds and records;

                           (l) Liens on accounts receivable of Micro Canada with
                  respect to any accounts receivable securitization program and on any related property that would ordinarily be subject to a Lien in connection therewith such as proceeds and records; and

         J.       SECTION 8.2.3(a) is entirely amended as follows:

                  (a)      [INTENTIONALLY BLANK]

         K.       SECTION 8.2.3(c) is entirely amended as follows:

                           (c) (i) the ratio of (A) the average daily balances
                  of Senior Consolidated Funded Debt during any Fiscal Period to
                  (B) Consolidated EBITDA for the period of four Fiscal Periods ending on the last day of such Fiscal Period to exceed 3.5 to 1.0; and (ii) the ratio of (A) the average daily balances of Consolidated Funded Debt during any Fiscal Period (B) to Consolidated EBITDA for the period of four Fiscal Periods ending on the last day of such Fiscal Period to exceed 4.0 to 1.0;

                  PROVIDED THAT, for purposes of calculating the preceding ratios (A) Consolidated Funded Debt on any day shall be the amount otherwise determined pursuant to the definition thereof plus the amount of Consolidated Transferred Receivables on such day, and (B) the contribution of any Subsidiary of Micro acquired (to the extent the acquisition is treated for accounting purposes as a purchase) during those four Fiscal Periods to Consolidated EBITDA shall be calculated on a PRO FORMA basis as if it had been a Subsidiary of Micro during all of those four Fiscal Periods.

         L.       SECTION 8.2.3(d) is entirely amended as follows:

                           (d) the Consolidated Tangible Net Worth at the end of
                  any Fiscal Period to be less than the SUM of (i) 90% of Consolidated Tangible Net Worth at the end of the Fiscal Year ending nearest to December 31, 1997, PLUS (ii) 50% of Consolidated Net Income (without taking into account any losses incurred in any Fiscal Year) for each Fiscal Year ended thereafter that ends on or before the last day of that Fiscal Period.

         M.       The proviso in SECTION 8.2.4 is entirely amended as follows:


                                                                SECOND AMENDMENT

                           ; PROVIDED, HOWEVER, THAT, Micro may redeem, purchase
                  or acquire (a) any of its capital stock (i) issued to employees pursuant to any Plan or other contract or arrangement relating to employment upon the termination of employment or other events or (ii) in a transaction contemplated by the Transition Agreements and (b) any of its Indebtedness that is convertible into its securities.

         N. The words "such or" are deleted as the 27th and 28th words of the last sentence of Section 8.2.6.

         O.       SECTION 8.2.7(a) is entirely amended as follows:

                           (a) No Borrower may make any Material Asset
                  Acquisition UNLESS no Event of Default exists or would exist after giving effect to the proposed Material Asset Acquisition.

         P.       SECTION 8.2.9 is amended as follows:

                  (1)      The word "and" is deleted at the end of SECTION
                  8.2.9(b).

                  (2) SECTION 8.2.9(c) is entirely amended as follows:

                           (c) so long as no Event of Default has occurred and
                  is continuing or would occur after giving effect thereto, Micro and any Subsidiary of Micro may Dispose of assets in transactions exclusively among Micro and any of its Subsidiaries or among Subsidiaries of Micro that satisfy the requirements of SECTION 8.2.6; PROVIDED THAT, notwithstanding any provision hereof to the contrary, in the event that, immediately after giving effect to any Disposition described in this CLAUSE (c) to a Subsidiary of Micro, such Subsidiary shall own assets constituting at least ten percent (10%) of Consolidated Assets determined as of the last day of the most recently completed Fiscal Period, such Subsidiary of Micro shall be deemed a Material Subsidiary for all purposes hereunder as of the date of such Disposition and Micro shall cause any such Material Subsidiary (UNLESS a Foreign Subsidiary) promptly to execute and deliver an Additional Guaranty in favor of the Lender Parties in accordance with
                  SECTION 8.1.10; and

                  (3) A new SECTION 8.2.9(d) is added as follows:

                           (d) subject to SECTION 8.2.8, any Borrower may (and
                  may permit any of its Subsidiaries to) sell, assign, grant a Lien in, or otherwise transfer any interest in its Trade Accounts Receivable and related property such as proceeds and records.

         Q. The last parenthetical phrase in SECTION 9.1.3 that begins with the word "excluding" is entirely deleted.

         R. The last parenthetical in SECTION 9.1.5 is entirely amended as follows:

                  (without the giving of further notice or lapse of additional time)

         S. SECTION 11.16(a) is amended by adding the phrase "and the other Loan Documents" at the end thereof.


                                                                SECOND AMENDMENT

3. CONDITIONS PRECEDENT. Notwithstanding any contrary provision, PARAGRAPH 2 above is not effective unless and until (A) all principal, interest, fees, costs, and expenses due under the Credit Agreement (as amended by this document), all fees payable to either Agent in connection with this document as agreed to between such Agent and Micro, and all outstanding fees and expenses of counsel to the Agents are, in each case, paid in full to the extent due and payable (and, unless an amount is otherwise provided by the Loan Documents and without waiving the right for subsequent reimbursement in accordance with the Loan Documents, to the extent that a reasonably detailed invoice is presented to Micro by September 21, 1998) after giving effect to this document and (B) the Administrative Agent receives either (i) counterparts of this document duly executed and delivered by an Authorized Person of each Obligor and by the Required Lenders or (ii) facsimile, telegraphic, or other written confirmation of the execution of counterparts of this document.

4. REPRESENTATIONS. To induce the Relevant Required Lenders to enter into this document, the Borrowers (for themselves and each other Obligor) jointly and severally represent and warrant to the Agents, the Co-Agents, and the Lenders as follows:

         A. CREDIT AGREEMENT. Each of the representations and warranties of each Obligor set forth in ARTICLE VII of the Credit Agreement (excluding those contained in SECTION 7.8) is true and correct as though made on and as of the date of this document (unless stated to relate solely to an earlier date, in which case, such representations and warranties were true and correct as of such earlier date) with each reference in those representations to "this Agreement," the "Loan Documents," "hereof," "hereunder," "thereof," "thereunder," and words of like import being, for purposes of this clause, references to the Credit Agreement and the Loan Documents, in each case as amended or waived by this document.

         B. ENFORCEABILITY. Upon execution and delivery by the Obligors and the Required Lenders, this document will constitute a valid and binding agreement of each Obligor, enforceable against it in accordance with this document's terms except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, or other similar laws relating to or limiting creditors' rights generally or by general principles of equity.

         C. OBLIGORS. As of the date of, and after giving effect to, this document, the only Obligors under the Credit Agreement and Loan Documents are Micro; Coordination Center; Micro Canada; Ingram Micro Holdings Limited, a corporation organized and existing under the laws of the United Kingdom; and Ingram Micro (UK) Limited, a corporation organized and existing under the laws of the United Kingdom.

5. RATIFICATIONS. To induce the Relevant Required Lenders to enter into this document each Borrower (and, by its execution below, each other Obligor) (A) ratifies and confirms all provisions of the Credit Agreement and other Loan Documents to which it is a party, as amended or waived by this document, and (B) ratifies and confirms that all guaranties granted in favor of any of the Agents or the Lenders under the Loan Documents (as they may have been renewed, extended, amended, or supplemented) are not released, reduced, or otherwise adversely affected by this document, or any other Loan Document, and continue to guarantee full payment and performance of the present and future Obligations.


                                                                SECOND AMENDMENT

6. MISCELLANEOUS.

         A. CREDIT AGREEMENT AND LOAN DOCUMENTS. Upon the effectiveness of PARAGRAPH 2 above as provided in PARAGRAPH 3 above, all references in the Loan Documents to the "Credit Agreement" refer to the Credit Agreement as amended and waived by this document. This document is a "Loan Document" referred to in the Credit Agreement, and the provisions relating to Loan Documents in ARTICLES I and XI are incorporated in this document by reference. Except as specifically amended, modified, and waived in this document, the Credit Agreement is unchanged and continues in full force and effect, and this document is not otherwise a waiver of any right, power, or remedy of any Agent, Co-Agent, or Lender under, or waiver of any provision of, any Loan Document. No change or waiver of any provision of this document is valid unless in a writing that is signed by the party against whom it is sought to be enforced.

         B. GOVERNING LAW. This document shall be deemed to be a contract made under and governed by the laws of the State of New York, United States of America.

         C. COUNTERPARTS. This document may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts shall be construed together to constitute one and the same document.

       [REMAINDER OF PAGE INTENTIONALLY BLANK. THIS PAGE IS FOLLOWED BY A
         SIGNATURE PAGE FOR THE OBLIGORS FOLLOWED BY SEPARATE SIGNATURE
                    PAGES FOR THE RELEVANT REQUIRED LENDERS.]

                                                                SECOND AMENDMENT

         EXECUTED as of the date first stated in this Second Amendment to Credit Agreement.

INGRAM MICRO INC., as a Borrower       INGRAM EUROPEAN COORDINATION CENTER N.V.,
                                       as a Supplemental Borrower


By /s/ James F. Ricketts               By /s/ Michael J. Grainger
  ---------------------------------      -----------------------------------
  James F. Ricketts, Vice President      Michael J. Grainger, Authorized
  and Worldwide Treasurer                Representative


                  INGRAM MICRO INC., as a Supplemental Borrower



                     By /s/ Michael J. Grainger
                      --------------------------------
                       Michael J. Grainger,
                       Authorized Representative

         The undersigned Obligors consent and agree in all respects to PARAGRAPH 6 and all other provisions of the foregoing Second Amendment to Credit Agreement as Obligors under the Credit Agreement and all related Loan Documents.


INGRAM MICRO HOLDINGS LTD.,            INGRAM MICRO (UK) LTD.,
as an Obligor                          as an Obligor


By /s/ Stephen Gill                    By /s/ Stephen Gill
  ---------------------------------      -----------------------------------
  Name:  Stephen Gill                    Name:  Stephen Gill
  Title: VP, Finance & CFO Europe        Title: VP, Finance & CFO Europe

         EXECUTED as of the date first stated in this Second Amendment to Credit Agreement.

                                       NATIONSBANK, N.A. (successor in interest by merger with NationsBank of Texas, N.A.), as the Administrative Agent and as a Lender


                                       By /s/ Yousuf Omar
                                         ---------------------------------------
                                         Yousuf Omar, Senior Vice President

         EXECUTED as of the date first stated in this Second Amendment to Credit Agreement.



                                       THE BANK OF NOVA SCOTIA, as the
                                       Documentation Agent and as a Lender


                                       By /s/ Edward J. Kofman
                                         ---------------------------------------
                                         Name:  Edward J. Kofman
                                         Title: Relationship Manager

         EXECUTED as of the date first stated in this Second Amendment to Credit Agreement.

                                       THE CHASE MANHATTAN BANK, as a Co-Agent
                                       and as a Lender


                                       By /s/ Karen M. Sharf
                                         ---------------------------------------
                                         Name:  Karen M. Sharf
                                         Title: Vice President

         EXECUTED as of the date first stated in this Second Amendment to Credit Agreement.



                                       DG BANK DEUTSCHE GENOSSENSCHAFTSBANK,
                                       CAYMAN ISLANDS BRANCH, as a Co-Agent and as a Lender


                                       By /s/ J. W. Somers
                                         --------------------------------------
                                         Name:  J. W. Somers
                                         Title: S.V.P. and Manager



                                       By /s/ Bobby Ryan Oliver, Jr.
                                         --------------------------------------
                                         Name:  Bobby Ryan Oliver, Jr.
                                         Title: Vice President

         EXECUTED as of the date first stated in this Second Amendment to Credit Agreement.


                                       THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                       ATLANTA AGENCY, as a Co-Agent and as a
                                       Lender


                                       By /s/ Koichi Hasegawa
                                         --------------------------------------
                                         Name:  Koichi Hasegawa
                                         Title: Senior Vice President and
                                                Deputy General Manager

         EXECUTED as of the date first stated in this Second Amendment to Credit Agreement.


                                       ROYAL BANK OF CANADA, as Co-Agent and as a Lender


                                       By /s/ Robert K. Mimaki
                                         --------------------------------------
                                         Name:  Robert K. Mimaki
                                         Title: Manager

         EXECUTED as of the date first stated in this Second Amendment to Credit Agreement.


                                       THE FUJI BANK, LIMITED, LOS ANGELES
                                       AGENCY, as a Lender


                                       By /s/ Masahito Fukuda
                                         --------------------------------------
                                         Name:  Masahito Fukuda
                                         Title: Joint General Manager

         EXECUTED as of the date first stated in this Second Amendment to Credit Agreement.


                                       BANK OF AMERICA NATIONAL TRUST & SAVINGS
                                       ASSOCIATION, as a Lender


                                       By /s/ Brian K. Chin
                                         --------------------------------------
                                         Name:  Brian K. Chin
                                         Title: Vice President

         EXECUTED as of the date first stated in this Second Amendment to Credit Agreement.


                                       BANKERS TRUST COMPANY, as a Lender


                                       By /s/ Robert R. Telesca
                                         --------------------------------------
                                         Name:  Robert R. Telesca
                                         Title: Assistant Vice President

         EXECUTED as of the date first stated in this Second Amendment to Credit Agreement.


                                       THE DAI-ICHI KANGYO BANK, LTD., LOS
                                       ANGELES AGENCY, as a Lender


                                       By /s/ Masatsugu Morishita
                                         --------------------------------------
                                         Name:  Masatsugu Morishita
                                         Title: Sr. Vice President and
                                                Joint General Manager

         EXECUTED as of the date first stated in this Second Amendment to Credit Agreement.


                                       THE SAKURA BANK, LIMITED, as a Lender


                                       By /s/ Yasumasa Kikuchi
                                         --------------------------------------
                                         Name:  Yasumasa Kikuchi
                                         Title: Senior Vice President

         EXECUTED as of the date first stated in this Second Amendment to Credit Agreement.


                                       THE FIRST NATIONAL BANK OF CHICAGO, as a
                                       Co-Agent and as a Lender



                                       By /s/ Mark A. Isley
                                         --------------------------------------
                                         Name:  Mark A. Isley
                                         Title: First Vice President

         EXECUTED as of the date first stated in this Second Amendment to Credit Agreement.


                                       COMMERZBANK AKTIENGESELLSCHAFT LOS
                                       ANGELES BRANCH, as a Lender


                                       By /s/ Christian Jagenberg
                                         --------------------------------------
                                         Name:  Christian Jagenberg
                                         Title: SVP and Manager


                                       By /s/ John Korthuis
                                         --------------------------------------
                                         Name:  John Korthuis
                                         Title: Vice President

         EXECUTED as of the date first stated in this Second Amendment to Credit Agreement.


                                       THE MITSUBISHI TRUST AND BANKING
                                       CORPORATION, LOS ANGELES AGENCY, as a
                                       Lender


                                       By /s/ Yasushi Satomi
                                         --------------------------------------
                                         Name:  Yasushi Satomi
                                         Title: Senior Vice President

         EXECUTED as of the date first stated in this Second Amendment to Credit Agreement.



                                       ABN-AMRO BANK N.V., as a Lender


                                       By /s/ Paul K. Stimpel
                                         --------------------------------------
                                         Name:  Paul K. Stimpel
                                         Title: Group Vice President


                                       By /s/ Shikha Rehman
                                         --------------------------------------
                                         Name:  Shikha Rehman
                                         Title: Vice President

         EXECUTED as of the date first stated in this Second Amendment to Credit Agreement.


                                       BANCA COMMERCIALE ITALIANA, LOS ANGELES
                                       FOREIGN BRANCH, as a Lender

                                       By /s/ Richard E. Iwanicki
                                         --------------------------------------
                                         Name:  Richard E. Iwanicki
                                         Title: Vice President


                                       By /s/ E. Bombieri
                                         --------------------------------------
                                         Name:  E. Bombieri
                                         Title: Vice President & Manager

         EXECUTED as of the date first stated in this Second Amendment to Credit Agreement.


                                       BANQUE NATIONALE DE PARIS, as a Lender


                                       By /s/ Tjalling Terpstra
                                         --------------------------------------
                                         Name:  Tjalling Terpstra
                                         Title: Vice President


                                       By /s/ Debbie Gohh
                                         --------------------------------------
                                         Name:  Debbie Gohh
                                         Title: Vice President

         EXECUTED as of the date first stated in this Second Amendment to Credit Agreement.


                                       COMERICA BANK, as a Lender


                                       By /s/ Emmanuel M. Skevofilax
                                         --------------------------------------
                                         Name:  Emmanuel M. Skevofilax
                                         Title: Assistant Vice President

         EXECUTED as of the date first stated in this Second Amendment to Credit Agreement.


                                       DEN DANSKE BANK AKTIESELSKAB CAYMAN
                                       ISLANDS BRANCH, as a Lender


                                       By /s/ Daniel F. Lenzo
                                         --------------------------------------
                                         Name:  Daniel F. Lenzo
                                         Title: Vice President


                                       By /s/ Henrik Ibsen
                                         --------------------------------------
                                         Name:  Henrik Ibsen
                                         Title: Vice President

         EXECUTED as of the date first stated in this Second Amendment to Credit Agreement.


                                       DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN
                                       ISLANDS BRANCHES, as a Lender


                                       By /s/ Stephan A. Wiedemann
                                         --------------------------------------
                                         Name:  Stephan A. Wiedemann
                                         Title: Director


                                       By /s/ Hans-Josef Thiele
                                         --------------------------------------
                                         Name:  Hans-Josef Thiele
                                         Title: Director

         EXECUTED as of the date first stated in this Second Amendment to Credit Agreement.


                                       FIRST AMERICAN NATIONAL BANK, as a Lender


                                       By /s/ Stephan Arnold
                                         --------------------------------------
                                         Name:  Stephan Arnold
                                         Title: V.P.

         EXECUTED as of the date first stated in this Second Amendment to Credit Agreement.


                                       GENERALE BANK, S.A./N.V., as a Lender


                                       By /s/ Hans Neukomm
                                         --------------------------------------
                                         Name:  Hans Neukomm
                                         Title: General Manager


                                       By /s/ Simon Del Rosario
                                         --------------------------------------
                                         Name:  Simon Del Rosario
                                         Title: Senior Vice President

         EXECUTED as of the date first stated in this Second Amendment to Credit Agreement.


                                       KBC BANK N.V., as a Lender


                                       By /s/ Raymond F. Murray
                                         --------------------------------------
                                         Name:  Raymond F. Murray
                                         Title: Vice President


                                       By /s/ Marcel Claes
                                         --------------------------------------
                                         Name:  Marcel Claes
                                         Title: Deputy General Manager

         EXECUTED as of the date first stated in this Second Amendment to Credit Agreement.


                                       THE SANWA BANK, LIMITED LOS ANGELES
                                       BRANCH, as a Lender


                                       By_______________________________________
                                         Name:__________________________________
                                         Title:_________________________________

         EXECUTED as of the date first stated in this Second Amendment to Credit Agreement.


                                       SUNTRUST BANK, ATLANTA, as a Lender


                                       By /s/ Richard A. Anderson, Jr.
                                         --------------------------------------
                                         Name:  Richard A. Anderson, Jr.
                                         Title: Vice President

         EXECUTED as of the date first stated in this Second Amendment to Credit Agreement.


                                       US BANK NATIONAL ASSOCIATION, as a Lender


                                       By /s/ Aaron J. Gordon
                                         --------------------------------------
                                         Name:  Aaron J. Gordon
                                         Title: Vice President

         EXECUTED as of the date first stated in this Second Amendment to Credit Agreement.


                                       BANCA DI ROMA, SAN FRANCISCO FOREIGN
                                       BRANCH, as a Lender


                                       By /s/ Richard G. Dietz
                                         --------------------------------------
                                         Name:  Richard G. Dietz
                                         Title: Vice President


                                       By /s/ Thomas C. Woodruff
                                         --------------------------------------
                                         Name:  Thomas C. Woodruff
                                         Title: Vice President

         EXECUTED as of the date first stated in this Second Amendment to Credit Agreement.


                                       BANCO CENTRAL HISPANOAMERICANO, S.A., as a Lender


                                       By /s/ Louis Ferreira
                                         --------------------------------------
                                         Name:  Louis Ferreira
                                         Title: Vice President

         EXECUTED as of the date first stated in this Second Amendment to Credit Agreement.



                                       ISTITUTO BANCARIO SAN PAOLO DI TORINO
                                       S.P.A., as a Lender


                                       By /s/ Robert Wurster
                                         --------------------------------------
                                         Name:  Robert Wurster
                                         Title: 1st V.P.


                                       By /s/ Gerard McKenna
                                         --------------------------------------
                                         Name:  Gerard McKenna
                                         Title: V.P.

         EXECUTED as of the date first stated in this Second Amendment to Credit Agreement.


                                       MORGAN GUARANTY TRUST COMPANY OF NEW
                                       YORK, as a Lender


                                       By /s/ John M. Mikolay
                                         --------------------------------------
                                         Name:  John M. Mikolay
                                         Title: Vice President

         EXECUTED as of the date first stated in this Second Amendment to Credit Agreement.


                                       THE YASUDA TRUST AND BANKING CO. LTD., as a Lender


                                       By /s/ Junichiro Kawamura
                                         --------------------------------------
                                         Name:  Junichiro Kawamura
                                         Title: Vice President